Exhibit 32.2

CERTIFICATION
OF
INTERIM CHIEF FINANCIAL OFFICER
OF
SUNCOKE ENERGY, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report on Form 10-Q of SunCoke Energy, Inc. for the fiscal quarter ended March 31, 2021, I, Allison S. Lausas, Interim Senior Vice President, Chief Financial Officer and Controller of SunCoke Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.This Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in this Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 fairly presents, in all material respects, the financial condition and results of operations of SunCoke Energy, Inc. for the periods presented therein.

/s/ Allison S. Lausas
Allison S. Lausas
Interim Senior Vice President and
Chief Financial Officer and Controller
April 28, 2021